UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) July 21, 2005

                        Commission File Number 000-33215

                                EMPS CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           NEVADA                                                87-0617371
-------------------------------                           ----------------------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)

              2319 Foothill Blvd., Suite 250, Salt Lake City, Utah
              ----------------------------------------------------
                    (Address of principal executive offices)

                                      84109
                                   -----------
                                   (Zip Code)

                                 (801) 746-3700
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                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Election of Directors

         At the annual meeting of shareholders of EMPS Corporation (the "Company") held on July 21, 2005, a majority of the Company's outstanding common shares attending the meeting in person and by proxy voted to re-elect Mirgali Kunayev, James Passin, Paul Roberts and Valery Tolkachev to the board of directors, each of whom was already serving as a director of the Company. Mr. Marat Cherdabayev declined to stand for re-election to the board of directors to pursue other business opportunities. Mr. Cherdabayev's decision not to stand for re-election to the Company's board of directors was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

         Shareholders of a majority of the outstanding common shares of the Company also voted to maintain one directorship position vacant to be filled by the board of directors when they identify a qualified candidate who is independent and can qualify as a "financial expert."

Item 5.03 Amendments to Articles of Incorporation; Change in Fiscal Year

         At the annual meeting of shareholders, holders a majority of the outstanding common shares of the Company approved an amendment to the Company's Articles of Incorporation to change the name of the Company from EMPS Corporation to Caspian Services, Inc., or such other similar name as may be available. The Company is currently in the process of filing the amendment to its Articles of Incorporation and undertaking all necessary steps to change the name, cusip number and trading symbol of the Company.

         The shareholders of a majority of the outstanding common shares of the Company also approved a change in the fiscal year end of the Company from December 31 to September 30. The Company anticipates a Form 10-KSB covering the transition period will be filed within 90 days after September 30, 2005, as provided under Rule 13(a)-10 of the Exchange Act of 1934.

Item 8.01 Other Events

         At the annual meeting of shareholders, the holders of a majority of the outstanding common shares of the Company also ratified the appointment of Hansen, Barnett & Maxwell as the independent registered public accounting firm of the Company for the 2005 fiscal year.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  EMPS Corporation



Date: July 27, 2005                               By:  /s/ Laird Garrard
                                                      --------------------------
                                                      Laird, Garrard, President

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